UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2007

TULLY’S COFFEE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Washington	0-26829	91-1557436
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3100 Airport Way South, Seattle, Washington 98134

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (206) 233-2070

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 26, 2007, Tully’s Coffee Corporation (the “Company”) borrowed $4,000,000 from Benaroya Capital Company, L.L.C., and issued a secured promissory note to evidence such indebtedness (the “Benaroya Note”). The Benaroya Note is due upon the earlier of (i) October 23, 2007 and (ii) the first business day following the closing of an underwritten public offering of the Company’s equity securities. Interest accrues on the outstanding principal balance of the Benaroya Note at a rate equal to fifteen percent (15%) per annum, calculated on a daily basis and payable on the maturity date. Overdue amounts bear interest at a rate equal to eighteen percent (18%) per annum. As additional consideration for the Benaroya Note, the Company agreed to issue to Benaroya Capital Company, L.L.C. a warrant to purchase 99,291 shares of the Company’s common stock at an exercise price of $0.33 per share. The warrant will become exercisable on the earliest to occur of the following: (x) immediately prior to the completion of the Company’s first underwritten public offering of common stock; (y) immediately prior to a change of control event as defined in the warrant; or (z) April 26, 2008. The Benaroya Note is secured by all of Tully’s assets but is subordinate to Northrim Funding Services’ existing lien on accounts receivable and inventory. The Company’s chairman, Tom T. O’Keefe, has guaranteed the Company’s obligations under the Benaroya Note, and the Company has agreed to indemnify Mr. O’Keefe from all claims, liabilities, costs and expenses incurred by him arising from or related to the note holder’s demands under the guaranty. The Company also has agreed not to grant any other security interest in its assets without Mr. O’Keefe’s prior written consent.

The Secured Promissory Note in favor of Benaroya Capital Company, L.L.C. is attached as Exhibit 10.18 to the Company’s Form S-1 Registration Statement filed on April 27, 2007 (registration No. 333-142438) (the "Form S-1 Registration Statement") and is incorporated herein by reference. The Guaranty Agreement between Tom O’Keefe and Benaroya Capital Company, L.L.C., dated April 25, 2007, is attached as Exhibit 10.19 to the Company’s Form S-1 Registration Statement and is incorporated herein by reference. The Security Agreement in favor of Benaroya Capital Company, L.L.C., dated April 25, 2007, is attached as Exhibit 10.20 to the Company’s Form S-1 Registration Statement and is incorporated herein by reference. The Agreement between the Company and Guarantor re Benaroya Capital Financing, dated April 25, 2007, is attached as Exhibit 10.21 to the Company’s Form S-1 Registration Statement and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 concerning the Company’s direct financial obligations is incorporated herein by reference.

Item 8.01	Other Events

On April 27, 2007, the Company issued a press release announcing the filing of a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (“SEC”) for a proposed underwritten public offering of its common stock. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
10.1	Secured Promissory Note in favor of Benaroya Capital Company, L.L.C. is attached as Exhibit 10.18 to the Company’s Form S-1 Registration and is incorporated herein by reference.

10.2	Guaranty Agreement between Tom O’Keefe and Benaroya Capital Company, L.L.C., dated April 25, 2007, is attached as Exhibit 10.19 to the Company’s Form S-1 Registration Statement and is incorporated herein by reference.

10.3	Security Agreement in favor of Benaroya Capital Company, L.L.C, dated April 26, 2007, is attached as Exhibit 10.20 to the Company’s Form S-1 Registration Statement and is incorporated herein by reference.

10.4	Agreement between Tully’s Coffee and Guarantor re Benaroya Capital Financing, dated April 25, 2007, is attached as Exhibit 10.21 to the Company’s Form S-1 Registration Statement and is incorporated herein by reference.

99.1	Tully’s Coffee Corporation Press Release dated April 27, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TULLY’S COFFEE CORPORATION

Date: April 30, 2007	By:	/s/ Kristopher S. Galvin
Kristopher S. Galvin
Executive Vice-President and Chief Financial Officer (Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit	Description
10.1	Secured Promissory Note in favor of Benaroya Capital Company, L.L.C. is attached as Exhibit 10.18 to the Company’s Form S-1 Registration Statement filed on April 27, 2007 (registration No. 333-142438) (the "Form S-1 Registration Statement") and is incorporated herein by reference.

10.2	Guaranty Agreement between Tom O’Keefe and Benaroya Capital Company, L.L.C., dated April 25, 2007, is attached as Exhibit 10.19 to the Company’s Form S-1 Registration Statement and is incorporated herein by reference.

10.3	Security Agreement in favor of Benaroya Capital Company, L.L.C, dated April 26, 2007, is attached as Exhibit 10.20 to the Company’s Form S-1 Registration Statement and is incorporated herein by reference.

10.4	Agreement between Tully’s Coffee and Guarantor re Benaroya Capital Financing, dated April 25, 2007, is attached as Exhibit 10.21 to the Company’s Form S-1 Registration Statement and is incorporated herein by reference.

99.1	Tully’s Coffee Corporation Press Release dated April 27, 2007

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